Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

TO TENDER SHARES OF CLASS A COMMON STOCK
OF
GAMCO INVESTORS, INC.

PURSUANT TO THE OFFER TO PURCHASE FOR CASH
DATED NOVEMBER 14, 2012

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, EASTERN TIME, ON DECEMBER 12, 2012, UNLESS EXTENDED (THE “EXPIRATION DATE”).

The Depositary for the Offer is:

If delivering by mail: Computershare c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	If delivering by courier: Computershare c/o Voluntary Corporate Actions 250 Royall Street, Suite V Canton, MA 02021

DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Registered Holder(s): (Please fill in, if blank, exactly as name(s) appear(s) on certificate(s))	Share(s) Tendered (Attach and sign additional list if necessary)

	Certificate Number(s)*	Number of Shares Represented by Certificates(s)*	Number of Shares Tendered**

Total Shares Tendered

Indicate below the order (by certificate number) in which shares are to be purchased in the event of proration. If you do not designate an order, if less than all shares tendered are purchased due to proration, shares will be selected for purchase by the Depositary.  You are not required to complete this box.

1st ____________	2nd ___________	3rd ____________	4th ____________	5th ____________
*       Do not need to complete if shares are delivered by book-entry transfer or if shares are uncertificated.  If shares are uncertificated, please only fill out the column entitled “Number of Shares Tendered”.
**     If your shares are certificated and you desire to tender fewer than all shares evidenced by any certificate(s) listed above, please indicate in this column the number of shares you wish to tender. Otherwise, all shares evidenced by such certificate(s) will be deemed to have been tendered. See Instruction 4.

You must deliver this Letter of Transmittal to Computershare Trust Company, N.A., the Depositary.  Delivery of this Letter of Transmittal to an address other than one of those set forth above will not constitute a valid delivery. Deliveries to GAMCO Investors, Inc. (the “Company”), or Morrow & Co., LLC (the Information Agent for the Offer) will not be forwarded to the Depositary and, therefore, will not constitute valid delivery to the Depositary. Delivery of the Letter of Transmittal and any other required documents to the book-entry transfer facility at the Depositary Trust Company (“DTC,” which is herein referred to as the “book-entry transfer facility”) will not constitute delivery to the Depositary.

You should use this Letter of Transmittal if you are forwarding certificates for shares herewith or if you are causing the shares to be delivered by book-entry transfer to the Depositary’s account at DTC pursuant to the procedures set forth in Section 3, “Procedure for Tendering Shareholders” section of the Offer to Purchase. Only financial institutions that are participants in the book-entry transfer facility’s system may make book-entry delivery of the shares.

FOR INTERNAL USE ONLY - SCAN TO CA VOLUNTARY GBL

BEFORE COMPLETING THIS LETTER OF TRANSMITTAL, YOU SHOULD READ THIS LETTER OF TRANSMITTAL AND THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

You should use this Letter of Transmittal only if (1) you are also enclosing certificates or uncertificated shares for the amount of shares you desire to tender, or (2) you intend to deliver certificates for such shares under a notice of guaranteed delivery previously sent to the Depositary, or (3) you are delivering shares through a book-entry transfer into the Depositary’s account at DTC (i.e., the book-entry transfer facility) in accordance with Section 3, “Procedure for Tendering Shareholders” section of the Offer to Purchase.

If you desire to tender shares in the Offer, but you cannot deliver the certificates for your shares and all other required documents to the Depositary by the Expiration Date (as set forth in the Offer to Purchase), or cannot comply with the procedures for book-entry transfer on a timely basis, then you may tender your shares according to the guaranteed delivery procedures set forth in Section 3, “Procedure for Tendering Shareholders” section of the Offer to Purchase.  See Instruction 2.  Delivery of the Letter of Transmittal and any other required documents to the book-entry transfer facility does not constitute delivery to the Depositary.

☐ Check here if you are delivering tendered shares pursuant to a notice of guaranteed delivery that you previously sent to the Depositary and complete the following:

Names(s) of Tendering Shareholder(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

☐ Check here if you are a financial institution that is a participating institution in the book-entry transfer facility’s system and you are delivering the tendered shares by book-entry transfer to an account maintained by the Depositary at the book-entry transfer facility, and complete the following:

        Names(s) of Tendering Institution:

        Account Number:

        Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL,
INCLUDING THE ACCOMPANYING INSTRUCTIONS, CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to GAMCO Investors, Inc., a New York corporation (the “Company”), the above-described shares of Class A common stock, $0.001 par value, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 14, 2012 and in this Letter of Transmittal (which together, as they may be amended and supplemented from time to time, constitute the “Offer”).  Unless otherwise indicated, all references to shares are to shares of the Company’s Class A common stock.  The Company is inviting its shareholders to tender their shares for a price per share not less than $46.00 nor greater than $50.00 (the “Purchase Price”) net to the seller in cash, less any applicable withholding taxes and without interest, upon the terms and subject to the conditions of the Offer.  Receipt of the Offer to Purchase is hereby acknowledged.

Subject to and effective upon acceptance for payment of, and payment for, shares tendered with this Letter of Transmittal in accordance with the terms of the Offer, the undersigned hereby (1) sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all of the shares tendered hereby which are so accepted and paid for; (2) orders the registration of any shares tendered by book-entry transfer that are purchased under the Offer to or upon the order of the Company; and (3) appoints the Depositary as attorney-in-fact of the undersigned with respect to such shares, with the full knowledge that the Depositary also acts as the agent of the Company, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to perform the following functions:

(a)
deliver certificates for shares, or transfer ownership of such shares on the account books maintained by the book-entry transfer facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, upon receipt by the Depositary, as the undersigned’s agent, of the Purchase Price with respect to such shares;

(b)	present certificates for such shares for cancellation and transfer on the Company’s books; and

(c)	receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, subject to the next paragraph, all in accordance with the terms of the Offer.

The undersigned understands that the Company, upon the terms and subject to the conditions of the Offer, will pay a price it selects within a range not less than $46.00 nor greater than $50.00 per share for shares validly tendered into, and not validly withdrawn from, the Offer subject to the conditions of the Offer described in the Offer to Purchase.   The undersigned understands that the Company will select the lowest Purchase Price that will enable the Company to purchase 800,000 shares, or, if a lesser number of shares is validly tendered and not validly withdrawn, then the Company will select the price that will enable it to purchase all shares that are properly tendered and not properly withdrawn prior to the Expiration Date.   The undersigned understands that all shares properly tendered prior to the Expiration Date at prices at or below the Purchase Price and not properly withdrawn will be purchased at the same Purchase Price, net to the seller in cash, less any applicable withholding taxes and without interest, on the terms and subject to the conditions of the Offer, including its “small lot” priority, proration and conditional tender provisions, and that the Company will return at its expense all other shares, including shares tendered at prices greater than the Purchase Price and shares not purchased because of proration or conditional tenders.

The undersigned acknowledges that they have been advised to consult with their own advisors as to the consequences of participating or not participating in the Offer.

The undersigned hereby covenants, represents and warrants to the Company that:

(a)
the undersigned has a net long position in the shares at least equal to the number of shares being tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is tendering the shares in compliance with Rule 14e-4 under the Exchange Act;

(b)	has full power and authority to tender, sell, assign and transfer the shares tendered hereby;

(c)
when and to the extent the Company accepts the shares for purchase, the Company will acquire good and marketable title to them, free and clear of all security interests, liens, restrictions, claims, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and the shares will not be subject to any adverse claims or rights;

(d)
the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered hereby and accepted for purchase; and

(e)	the undersigned agrees to all of the terms of the Offer.

The undersigned understands that tendering of shares under any one of the procedures described in Section 3, “Procedure for Tendering Shareholders” section of the Offer to Purchase and in the Instructions to this Letter of Transmittal will constitute an agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.  The undersigned acknowledges that under no circumstances will the Company pay interest on the Purchase Price.

The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer; or may postpone the acceptance for payment of, or the payment for, shares tendered, or may accept for payment fewer than all of the shares tendered hereby.  The undersigned understands that certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above.

The names and addresses of the registered holders should be printed, if they are not already printed above, exactly as they appear on the certificates representing shares tendered hereby.  The certificate numbers, the number of shares represented by such certificates, and the number of shares that the undersigned wishes to tender, should be set forth in the appropriate boxes above.

Unless otherwise indicated under “Special Payment Instructions,” please issue the check for the aggregate Purchase Price of any shares purchased (less the amount of any federal income or backup withholding tax required to be withheld), and/or return any shares not tendered or not purchased, in the name(s) of the undersigned or, in the case of shares tendered by book-entry transfer, by credit to the account at the book-entry transfer facility designated above.  Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the aggregate Purchase Price of any shares purchased (less the amount of any federal income or backup withholding tax required to be withheld), and any certificates for shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s).  In the event that both the “Special Payment Instructions” and the “Special Delivery Instructions” are completed, please issue the check for the aggregate Purchase Price of any shares purchased (less the amount of any federal income or backup withholding tax required to be withheld) and mail said check to the person(s) so indicated.

The undersigned recognizes that the Company has no obligation, under the Special Payment Instructions, to transfer any certificate for shares from the name of its registered holder, or to order the registration or transfer of shares tendered by book-entry transfer.

All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligations or duties of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.  Except as stated in the Offer to Purchase, this tender is irrevocable.

PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

METHOD OF DELIVERY

¨ Check here if certificates for tendered shares are enclosed herewith.

¨ Check here if certificates for tendered shares are being delivered pursuant to Notice of Guaranteed Delivery previously sent to the Depositary and complete the following:

Name of Tendering Shareholder(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

LOST OR DESTROYED CERTIFICATE(S)

If any certificate representing shares has been lost, destroyed or stolen, the shareholder should promptly notify the Depositary.  The shareholder will then be instructed as to the steps that must be taken in order to replace the certificate.  This Letter of Transmittal and related documents cannot be processed until the procedures for replacing any lost or destroyed certificate have been followed. Please call Computershare, as the transfer agent for the shares, at 1-877-282-1168 to obtain an affidavit of loss, for further instructions and for a determination as to whether you will need to post a bond.  See Instruction 16.

SMALL LOTS
(SEE INSTRUCTION 6)

To be completed only if shares are being tendered by or on behalf of a person owning, beneficially or of record, and who continues to own, beneficially or of record, as of the Expiration Date, an aggregate of fewer than 100 shares.

The undersigned either (check one box):

☐ is the beneficial or record owner of an aggregate of fewer than 100 shares, all of which are being tendered; or

☐ is a broker, dealer, commercial bank, trust company or other nominee that (a) is tendering for the beneficial owner(s) shares with respect to which it is the record holder and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 shares and is tendering all of those shares.

In addition, the undersigned is tendering shares either (check one box):

☐ at the Purchase Price, as the same shall be determined by the Company in accordance with the terms of the Offer (persons checking this box need not indicate the price per share below); or

☐ at the price per share indicated under the caption “Shares Tendered at Price Determined by Shareholder” in the box entitled “Price (in Dollars) Per Share at Which Shares are Being Tendered” below in this Letter of Transmittal.

CONDITIONAL TENDER
(SEE INSTRUCTION 7)

A shareholder may tender shares subject to the condition that a specified minimum number of the shareholder’s shares tendered pursuant to this Letter of Transmittal must be purchased if any shares tendered are purchased, all as described in the Offer to Purchase, particularly in Section 6 thereof. Unless the Company purchases the minimum number of shares indicated below in the Offer, it will not purchase any of the shares tendered by such shareholder. It is the responsibility of the tendering shareholder to calculate that minimum number of shares that must be purchased if any are purchased, and the Company urges shareholders to consult their own tax advisors before completing this section. Unless the box below has been checked and a minimum specified, the tender will be deemed unconditional.

☐ The minimum number of shares that must be purchased, if any are purchased, is:

shares.

If, because of proration, the minimum number of shares designated will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering shareholder must have tendered all of his or her shares and checked the box below.

☐ The tendered shares represent all shares held by the undersigned.

PRICE (IN DOLLARS) PER SHARE
AT WHICH SHARES ARE BEING TENDERED
(SEE INSTRUCTION 5)

Check only the box under (1) or (2) below. If both boxes or if no box is checked, there is no valid tender of shares.

1.	Shares Tendered at Price Determined in the Offer

☐ The undersigned wants to maximize the chance of having the Company accept for purchase all of the shares that the undersigned is tendering (subject to the possibility of proration). Accordingly, BY CHECKING THIS BOX INSTEAD OF ONE OF THE PRICE BOXES BELOW, the undersigned hereby tenders shares at, and is willing to accept, the Purchase Price determined by the Company in accordance with the terms of the Offer and resulting from the Offer process. This action may have the effect of lowering the Purchase Price and could result in receiving a price per share as low as $46.00 per share.

OR

2.	Shares Tendered at Price Determined by Shareholder

☐ By checking ONE of the following boxes below INSTEAD OF THE BOX UNDER “Shares Tendered at Price Determined in the Offer”, the undersigned hereby tenders shares at the Purchase Price checked. This action could result in none of the shares being purchased if the Purchase Price determined by the Company for the shares is less than the Purchase Price checked below. A shareholder who desires to tender shares at more than one Purchase Price must complete a separate Letter of Transmittal for each price at which shares are tendered. The same shares cannot be tendered, unless previously properly withdrawn as provided in Section 4 of the Offer to Purchase, at more than one Purchase Price.

☐	$46.00	☐	$46.50	☐	$47.00

☐	$47.50	☐	$48.00	☐	$48.50

☐	$49.00	☐	$49.50	☐	$50.00

SPECIAL PAYMENT INSTRUCTIONS (SEE INSTRUCTIONS 1, 4, 8, 9 AND 11)
Special Payment Instructions

To be completed ONLY if the check for the Purchase Price of shares purchased and Share Certificates evidencing shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

Issue Check and Share Certificates to:

Name:    ____________________________________________
(Please Print)

Address:   __________________________________________
Id. No.:       __________________________________________
(Tax Identification or
Social Security Number)

Account No.:    _______________________________________

Special Delivery Instructions

To be completed ONLY if the check for the Purchase Price of shares purchased and Share Certificates evidencing shares not tendered or not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown under “Description of Shares Tendered.”

Mail Check and share Certificates to:

Name:   ____________________________________________
(Please Print)

Address:
___________________________________________
___________________________________________

Id. No.:  ____________________________________________
(Tax Identification or
Social Security Number)

(See Form W-9)

IMPORTANT

SHAREHOLDER(S) MUST SIGN HERE
AND
COMPLETE FORM W-9,
FORM W-8BEN OR FORM W-8ECI, AS APPLICABLE
(See Instructions 1 and 8)

This Letter of Transmittal must be signed by registered holder(s) exactly as the name(s) appear(s) on the share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by share certificates and documents transmitted herewith. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in-fact, agent or other person acting in a fiduciary or representative capacity, please provide full title and see Instruction 8.

Signature(s) of Shareholder(s): ___________________________________________________________

Name(s): _____________________________________________________________________________
Please Print

Dated:                     , 20___

Capacity (full title): ____________________________________________________________________

Address_____________________________________________________________________________
Please Include Zip Code

(Area Code) Telephone Number: __________________________________________________________

Taxpayer Identification or Social Security No.: ______________________________________________

GUARANTEE OF SIGNATURE(S)
(If Required, See Instructions 1 and 8)

Authorized Signature: __________________________________________________________________

Name(s): _____________________________________________________________________________

Name of Firm: ________________________________________________________________________

Address: _____________________________________________________________________________

Address Line 2: _______________________________________________________________________

(Area Code) Telephone Number: __________________________________________________________

Dated:                     , 20___

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. GUARANTEE OF SIGNATURES.

No signature guarantee is required if either:

(a)
this Letter of Transmittal is signed by the registered holder of the shares exactly as the name of the registered holder appears on the certificate tendered with this Letter of Transmittal and such owner has not completed the box entitled “Special Delivery Instructions” or “Special Issuance Instructions”; or

(b)
such shares are tendered for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company (not a savings bank or savings and loan association) having an office, branch or agency in the United States which is a participant in an approval Signature Guarantee Medallion Program (each such entity, an “Eligible Institution”).

In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal.  See Instruction 8.

2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES.

This Letter of Transmittal is to be used only if:

•	certificates for shares are delivered with it to the Depositary; or

•	the certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary; or

•	an exercise of shares pursuant to the procedure for tender and exercise by book-entry transfer set forth in Section 3 of the Offer to Purchase.

Unless shares are being tendered by book-entry transfer, as described below, the following documents should be mailed or delivered to the Depositary at the appropriate address set forth on the front page of this document and must be received by the Depositary prior to the Expiration Date: (a) a properly completed and duly executed Letter of Transmittal or duly executed and manually signed facsimile copy of it, in accordance with the instructions of the Letter of Transmittal (including any required signature guarantees); (b) certificates for the shares being exercised; and (c) any other documents required by the Letter of Transmittal. If certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

Shares may be validly tendered pursuant to the procedures for book-entry transfer as described in the Offer.  In order for shares to be validly tendered by book-entry transfer, the Depositary must receive, prior to the Expiration Date of the Offer, (a) confirmation of such delivery and (b) either a properly completed and executed Letter of Transmittal (or manually signed facsimile thereof) or an Agent’s Message if the tendering shareholder has not delivered a Letter of Transmittal, and (c) all documents required by the Letter of Transmittal.  The term “Agent’s Message” means a message, transmitted by DTC to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC exercising the shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against the participant.  If the shareholder is tendering by book-entry transfer, he, she or it must expressly acknowledge that he, she or it has received and agrees to be bound by the Letter of Transmittal and that the Letter of Transmittal may be enforced against him, her or it.

If share certificates are not immediately available, the holder cannot deliver his, her or its shares and all other required documents to the Depositary or he, she or it cannot complete the procedure for delivery by book-entry transfer prior to the Expiration Date, then the shareholder may tender his, her or its shares pursuant to the guaranteed delivery procedure set forth in the Offer to Purchase.  Pursuant to such procedure:

(i)	such tender must be made by or through an Eligible Institution;

(ii)
a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Company (with any required signature guarantees) must be received by the Depositary prior to the expiration of the Offer; and

(iii)
the certificates for all physically delivered shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary’s account at DTC of all shares delivered electronically, in each case together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent’s Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three (3) NYSE trading days after the date the Depositary receives such Notice of Guaranteed Delivery, all as provided in the Offer to Purchase.

The method of delivery of all documents, including share certificates, the Letter of Transmittal and any other required documents, is at the election and risk of the tendering shareholder, and the delivery will be deemed made only when actually received by the Depositary.  If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.  In all cases, sufficient time should be allowed to ensure timely delivery.

Except as specifically permitted by the Offer to Purchase, no alternative or contingent exercises will be accepted.

3. INADEQUATE SPACE.  If the space provided in the box captioned “Description of Shares Tendered” is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4. PARTIAL TENDERS.  If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares that are to be tendered in the column entitled “Number of Shares Tendered” in the box entitled “Description of Shares Tendered” above.  In that case, if any tendered shares are purchased, a new certificate for the remainder of the shares (including any shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” above, promptly after the Expiration Date.  Unless otherwise indicated, all shares represented by the certificate(s) set forth above and delivered to the Depositary will be deemed to have been tendered. In each case, shares will be returned or credited without expense to the shareholder.

5. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED.  In order to validly tender by this Letter of Transmittal, you must complete the box entitled “Price (in Dollars) Per Share at Which Shares are Being Tendered” by either (1) checking the box in the section captioned “Shares Tendered at Price Determined in the Offer” or (2) checking one of the boxes in the section captioned “Shares Tendered at Price Determined by Shareholder” indicating the price per share at which you are tendering shares. Selecting option (1) could result in you receiving a price per share as low as $46.00. Selecting option (2) could result in none of the shares you tender being purchased if the Purchase Price for the shares turns out to be less than the price you selected.

You may only check one box.  If you check more than one box or no boxes, then you will not be deemed to have validly tendered your shares. If you wish to tender a portion(s) of your shares at different prices, you must complete a separate Letter of Transmittal for each price at which you wish to tender each such portion of your shares.  To obtain additional copies of this Letter of Transmittal, contact the Information Agent at the telephone number and address included on the back cover of this Letter of Transmittal.  You cannot tender the same shares more than once, unless you previously tendered shares and validly withdrew those shares, as provided in Section 4 of the Offer to Purchase.  In the event you submit multiple Letters of Transmittal in order to tender shares at more than one price, a separate notice of withdrawal must be submitted in accordance with the terms of the Offer with respect to each separate Letter of Transmittal in order for such withdrawals to be effective.

6. SMALL LOTS.  As described in Section 2 of the Offer to Purchase, if the Company purchases less than all shares tendered and not withdrawn before the Expiration Date, the shares purchased first will consist of all shares tendered by any shareholder who owns, beneficially or of record, an aggregate of fewer than 100 shares, and who tenders all of those shares at or below the Purchase Price.  Even if you otherwise qualify for the “small lot” preferential treatment, you will not receive the preferential treatment unless you complete the box captioned “Small Lots” in this Letter of Transmittal and, if applicable, in the Notice of Guaranteed Delivery.

7. CONDITIONAL TENDERS.  As described in Section 2 and Section 6 of the Offer to Purchase, you may condition your tender on all or a minimum number of your tendered shares being purchased.  To make a conditional tender, you must indicate this in the box captioned “Conditional Tender” in this Letter of Transmittal and, if applicable, in the Notice of Guaranteed Delivery and must indicate the minimum number of shares that must be purchased from you if any are to be purchased. Small lot shares, which will not be subject to proration, cannot be conditionally tendered.

As discussed in Section 2 and Section 6 of the Offer to Purchase, proration may affect whether the Company accepts conditional tenders and may result in shares tendered conditionally at or below the Purchase Price not being purchased if the required minimum number of shares would not be purchased.  If, because of proration, the minimum number of shares that you designated will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your shares and checked the box to indicate that.  Upon the selection by lot, if any, the Company will limit the purchase in each case to the designated minimum number of shares.

All tendered shares will be deemed unconditionally tendered unless the “Conditional Tender” box is checked and appropriately completed.  The Company urges each shareholder to consult his or her own tax advisor when deciding whether to tender shares conditionally.

8. SIGNATURES ON LETTER OF TRANSMITTAL.

(a) If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

(b) If the shares are held of record by two or more persons or holders, all such persons or holders must sign this Letter of Transmittal.

(c) If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or photocopies of it) as there are different registrations of certificates.

(d) When this Letter of Transmittal is signed by the registered holder(s) of the shares listed and transmitted hereby, no endorsement(s) of certificate(s) representing such shares or separate ordinary share power(s) are required.  EXCEPT AS OTHERWISE PROVIDED IN INSTRUCTION 1, SIGNATURE(S) ON SUCH CERTIFICATE(S) MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate ordinary share power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on such certificate(s) or ordinary share power(s) must be guaranteed by an Eligible Institution.  See Instruction 1.

(e) If this Letter of Transmittal or any certificate(s) or ordinary share power(s) are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company of the authority so to act.  If the certificate has been issued in the fiduciary or representative capacity, no additional documentation will be required.

9. STOCK TRANSFER TAXES.  Except as provided in this Instruction 9, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal.  The Company will pay any stock transfer taxes payable on the transfer to it of shares purchased in the Offer. If, however, either:

(a)           payment of the Purchase Price for shares tendered hereby and accepted for purchase is to be made to any person other than the registered holder(s); or

(b)           shares not tendered or not accepted for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or

(c)           certificate(s) representing tendered shares are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal;

then the Depositary will deduct from such Purchase Price the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account of the transfer to such person, unless satisfactory evidence of the payment of such taxes or any exemption from them is submitted.

10. ORDER OF PURCHASE IN EVENT OF PRORATION.  As described in Section 2 of the Offer to Purchase, shareholders may designate the order in which their shares are to be purchased in the event of proration.  The order of purchase may have an effect on the federal income tax classification of any gain or loss on the shares purchased.

11. SPECIAL DELIVERY AND SPECIAL ISSUANCE INSTRUCTIONS.  If certificates for Class A common stock purchased upon exercise of the shares are to be issued in the name of a person other than the signer of the Letter of Transmittal or if such certificates are to be sent to someone other than the person signing the Letter of Transmittal or to the signer at a different address, the boxes captioned “Special Issuance Instructions” and/or “Special Delivery Instructions” on this Letter of Transmittal must be completed as applicable and signatures must be guaranteed as described in Instruction 8.

12. IRREGULARITIES.  All questions as to the number of shares to be accepted, the price to be paid therefor and the validity, form, eligibility (including time of receipt) and acceptance for exercise of any tender of shares will be determined by the Company in its sole discretion, which determinations shall be final and binding on all parties, subject to the judgments of any courts.  The Company reserves the absolute right to reject any or all tenders of shares it determines not to be in proper form or to reject those shares, the acceptance of which or payment for which may, in the opinion of the Company’s counsel, be unlawful, subject to the judgments of any court.  The Company also reserves the absolute right to waive any of the conditions of the Offer and any defect or irregularity in the tender of any particular shares, and the Company’s interpretation of the terms of the Offer (including these instructions) will be final and binding on all parties, subject to the judgments of any court.  No tender of shares will be deemed to be properly made until all defects and irregularities have been cured or waived.  Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Company shall determine.  Neither the Company nor any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

13. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES.  Questions and requests for assistance should be directed to the Information Agent at the telephone numbers and address set forth on the back cover of this Letter of Transmittal.  Additional copies of the Offer to Purchase, this Letter of Transmittal and other related materials may be obtained from the Information Agent.  You may also contact your broker, dealer, commercial bank or trust company for assistance concerning the Offer.

14. FORM W-9 AND FORM W-8BEN.  Under the United States federal income tax laws, the Depositary will be required to withhold 28% of the amount of the Purchase Price paid to certain shareholders (who are not “exempt” recipients) pursuant to the Offer.  To avoid such backup withholding, each such United States Holder must provide the Depositary with such shareholder’s taxpayer identification number and certify that such shareholder is not subject to backup withholding by completing the Form W-9 included as a part of this Letter of Transmittal, or otherwise establish to the satisfaction of the Depositary that such shareholder is not subject to backup withholding.  See Instruction 15. Certain “exempt recipients” (including, among others, all corporations and certain Non-United States Holders (as defined below)) are not subject to these backup withholding requirements.  For a Non-United States Holder to qualify as an exempt recipient, that shareholder must submit an IRS Form W-8BEN (or other applicable IRS Form), signed under penalties of perjury, attesting to that shareholder’s exempt status.  Such statement can be obtained from the Depositary.

15. WITHHOLDING ON NON-UNITED STATES HOLDER.  Even if a Non-United States Holder has provided the required certification to avoid backup withholding, the Depositary will withhold United States federal income taxes equal to 30% of the “deemed dividend” payable to a Non-United States Holder or his agent unless the Depositary determines that a reduced rate of withholding is available under a tax treaty or that an exemption from withholding is applicable because such payments are effectively connected with the conduct of a trade or business within the United States.  In general, a “Non-United States Holder” is any shareholder that for United States federal income tax purposes is not (i) a citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States or any State or the District of Columbia, (iii) an estate the income of which is subject to United States federal income taxation regardless of the source of such income, or (iv) a trust (a) if a court within the United States is able to exercise primary supervision over the administration of the trust and (b) one or more U.S. persons have the authority to control all substantial decisions of the trust.  The “deemed dividend” payable to a Non-United States Holder will be deemed to be the gross payments payable to such Non-United States Holder unless the Company has determined prior to the time of the payment that a lesser amount should be subject to withholding pursuant to applicable United States Treasury Regulations.

In order to obtain a reduced rate of withholding pursuant to a tax treaty, a Non-United States Holder must deliver to the Depositary before the payment a properly completed and executed IRS Form W-8BEN (or a successor form).  In order to obtain an exemption from withholding on the grounds that the gross proceeds received in the Offer are effectively connected with the conduct of a trade or business within the United States, a Non-United States Holder must deliver to the Depositary a properly completed and executed IRS Form W-8ECI (or a successor form).  The Depositary will determine a shareholder’s withholding status based on such forms or other statements, unless facts and circumstances indicate that such reliance is not warranted.  A Non-United States Holder that qualifies for an exemption from withholding by delivering IRS Form W-8ECI generally will be required to file a United States federal income tax return and will be subject to United States federal income tax on income derived from the sale of shares pursuant to the Offer in the manner and to the extent described herein as if it were a United States Holder (and for certain corporate holders and under certain circumstances, the branch profits tax).  Payments to a foreign partnership generally are subject to withholding unless the partnership delivers to the Depositary before the payment a properly executed IRS Form W-8IMY, with supporting documentation as specified in the Treasury Regulations, required to substantiate exemptions from withholding on behalf of its partners. A Non-United States Holder may be eligible to obtain a refund of all or a portion of any tax withheld if the Non-United States Holder meets the tests described in Section 13 of the Offer to Purchase that would characterize the exchange as a sale (as opposed to a dividend) or is otherwise able to establish that no tax or a reduced amount of tax is due.

Withholding is not required on a payment to a domestic partnership with foreign partners, provided the withholding agent can reliably associate the payment with a Form W-9 from the partnership.  However, domestic partnerships generally will be required to withhold tax in the manner described above on distributions to their foreign partners, to the extent the distribution includes a foreign partner’s allocable shares of the payment to the partnership pursuant to the Offer, unless a reduced rate is available under a treaty or an exemption applies.

Non-United States Holders are urged to consult their own tax advisors regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

16.           LOST, STOLEN, DESTROYED OR MUTILATED CERTIFICATES.  If your certificate(s) for part or all of your shares has been lost, stolen, destroyed or mutilated, you should promptly call the Transfer Agent, Computershare Trust Company, N.A, at 1-877-282-1168 or 1-781-575-2879, regarding the requirements for replacement of the certificate.  You may be asked to post a bond to secure against the risk that the certificate may be subsequently recirculated.  This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen, destroyed or mutilated certificates have been followed.  You are urged to contact the Transfer Agent immediately to ensure timely processing of documentation.

THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH CERTIFICATES REPRESENTING SHARES BEING TENDERED OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED PRIOR TO 12:00 MIDNIGHT, EASTERN TIME, ON DECEMBER 12, 2012. SHAREHOLDERS ARE ENCOURAGED TO RETURN A COMPLETED FORM W-9, OR ANOTHER APPROPRIATE IRS FORM, WITH THIS LETTER OF TRANSMITTAL.

IMPORTANT TAX INFORMATION

If payments are to be made to anyone other than the registered holder, or if the payments are to be paid to anyone other than the person signing this letter or if shares not tendered or not accepted for payment are to be registered in the name of any person other than the registered holder, all transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder.  Payments may not be paid to such a holder unless the holder has provided satisfactory evidence of the payment of any such transfer taxes or an exemption from such transfer taxes.

To prevent backup withholding, each United States Holder (as defined below) should either (x) provide his, her or its correct taxpayer identification number (“TIN”) by completing the copy of the IRS Form W-9 attached to this Letter of Transmittal, certifying that (1) he, she or it is a “United States person” (as defined in section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”)), (2) the TIN provided is correct (or that such U.S. Holder is awaiting a TIN) and (3) that the United States Holder is exempt from backup withholding because (i) the holder has not been notified by the Internal Revenue Service (the “IRS”) that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends, or (ii) the IRS has notified the United States Holder that he, she or it is no longer subject to backup withholding or (y) otherwise establish an exemption. If you do not provide a completed Form W-9 to the Depositary, backup withholding may begin and continue until you furnish your TIN.  If you do not provide the Depositary with the correct TIN or an adequate basis for exemption, you may be subject to a $50 penalty imposed by the IRS, and payments may be subject to backup withholding at a rate of 28%.  If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

To prevent backup withholding, a Non-United States Holder (as defined below) should (i) submit a properly completed IRS Form W-8BEN or other Form W-8 to the Depositary, certifying under penalties of perjury to the holder’s foreign status or (ii) otherwise establish an exemption.  IRS Forms W-8 may be obtained from the Depositary or on the IRS website at www.irs.gov.

Certain holders (including, among others, corporations) are exempt recipients generally not subject to these backup withholding requirements.  See the enclosed copy of the IRS Form W-9 and Guidelines for Request for Taxpayer Identification Number on Form W-9.  To avoid possible erroneous backup withholding, exempt United States Holders should complete and return the Form W-9 and check the box marked “Exempt.”

For the purposes of these instructions, a “United States Holder” is (i) an individual who is a citizen or resident alien of the United States, (ii) a corporation (including an entity taxable as a corporation) created under the laws of the United States or of any political subdivision thereof, (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. A “Non-United States Holder” is any holder (other than a holder that is, or holds its shares through, a partnership or other pass-through entity) that is not a United States Holder.  The U.S. federal income tax treatment of a partner or other beneficial owner in a partnership or other flow-through entity generally will depend on the status of the partner and the activities of such partnership.  Partners and partnerships (including beneficial owners of pass-through entities and such entities themselves) should consult their own tax advisors as to the particular U.S. federal income tax consequences applicable to them.

See the enclosed Instructions for completing Form W-9 for additional information and instructions.

Form **W-9**
(Rev. December 2011)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Give Form to the requester. Do not send to the IRS.

Print or type
See Specific Instructions on page 2.

Name (as shown on your income tax return)

Business name/disregarded entity name, if different from above

Check appropriate box for federal tax classification:
☐ Individual/sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶

☐ Exempt payee

☐ Other (see instructions) ▶

Address (number, street, and apt. or suite no.)

Requester's name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I **Taxpayer Identification Number (TIN)**

Enter your TIN in the appropriate box. The TIN provided must match the name given on the "Name" line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN* on page 3.

Social security number

☐☐☐ - ☐☐ - ☐☐☐☐

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Employer identification number

☐☐ - ☐☐☐☐☐☐☐

Part II **Certification**

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here **Signature of U.S. person** ▶ **Date** ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien,
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,
- An estate (other than a foreign estate), or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners' share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X Form **W-9** (Rev. 12-2011)

Form W-9 (Rev. 12-2011) Page 2

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

- The U.S. owner of a disregarded entity and not the entity,
- The U.S. grantor or other owner of a grantor trust and not the trust, and
- The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see *Special rules for partnerships* on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name/disregarded entity name" line.

Partnership, C Corporation, or S Corporation. Enter the entity's name on the "Name" line and any business, trade, or "doing business as (DBA) name" on the "Business name/disregarded entity name" line.

Disregarded entity. Enter the owner's name on the "Name" line. The name of the entity entered on the "Name" line should never be a disregarded entity. The name on the "Name" line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner's name is required to be provided on the "Name" line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on the "Business name/disregarded entity name" line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the "Name" line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the "Name" line is an LLC, check the "Limited liability company" box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter "P" for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter "C" for C corporation or "S" for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the "Name" line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the "Name" line.

Form W-9 (Rev. 12-2011) Page 3

Other entities. Enter your business name as shown on required federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name/disregarded entity name" line.

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the "Exempt payee" box in the line following the "Business name/disregarded entity name," sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 5 and 7 through 13. Also, C corporations.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see *Limited Liability Company (LLC)* on page 2), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at *www.ssa.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: *A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.*

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the "Name" line must sign. Exempt payees, see *Exempt Payee* on page 3.

Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

Form W-9 (Rev. 12-2011) Page **4**

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5. Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:	**Give name and EIN of:**
7. Disregarded entity not owned by an individual	The owner
8. A valid trust, estate, or pension trust	Legal entity [4]
9. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11. Partnership or multi-member LLC	The partnership
12. A broker or registered nominee	The broker or nominee
13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or "DBA" name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships* on page 1.

***Note.** Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: *spam@uce.gov* or contact them at *www.ftc.gov/idtheft* or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

The Depositary for the Offer is:

If delivering by mail: Computershare c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	If delivering by courier: Computershare c/o Voluntary Corporate Actions 250 Royall Street, Suite V Canton, MA 02021

The Information Agent for the Offer is:

470 West Avenue
Stamford, CT 06902

Shareholders please call:  (800) 573-4370
Banks and Brokers please call:  (203) 658-9400

Email: GAMCO.info@morrowco.com